UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report

(Date of earliest

event reported):	August 16, 2006

                          Bucyrus International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50858	39-0188050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 500, 1100 Milwaukee Avenue, South Milwaukee, Wisconsin 53172

(Address of principal executive offices, including ZIP code)

                               (414) 768-4000

(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 C.F.R. §240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 1, 2006, Frank P. Bruno, the former vice president of human resources of Bucyrus International, Inc. (the “Company”), retired as an executive officer of the Company. Thereafter, on August 16, 2006, the Company entered into a Retirement Agreement with Mr. Bruno, which provided for an October 15, 2006 employment retirement date. Pursuant to his retirement agreement, the Company paid Mr. Bruno a lump sum severance payment of $193,200. The Company also reimbursed Mr. Bruno for health insurance payments as if he were actively employed through October 30, 2007 and, in lieu of the outplacement services described in his December 1, 1997 employment agreement with the Company, the Company paid Mr. Bruno $15,000. Any other payments, benefits and insurance coverages and contributions to the Company’s pension, 401(k) and other benefit plans on behalf of Mr. Bruno ceased as of his retirement date, although Mr. Bruno kept his pre-existing rights, if any, with respect to such benefit programs. All unvested equity awards relating to the Company’s Common Stock held by Mr. Bruno were terminated. In exchange for the payments made pursuant to his retirement agreement, Mr. Bruno agreed for himself and his spouse, heirs and assigns to release any claims that he may have or have in the future against the Company and its affiliates, officers, directors and shareholders.

Item 1.02	Termination of a Material Definitive Agreement

In connection with Mr. Bruno’s entry into a Retirement Agreement with the Company on August 16, 2006, the employment agreement between the Company and Mr. Bruno, dated December 1, 1997, was terminated.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits. The following exhibits are being filed herewith:

(10)

Complete and Permanent Release and Retirement Agreement between Registrant and Frank P. Bruno dated August 16, 2006 (incorporated by reference to Exhibit 10.17 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006 (Commission File No. 0-50858)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2007	BUCYRUS INTERNATIONAL, INC. By: /s/C. R. Mackus —————————————————— Name: Craig R. Mackus Title: Chief Financial Officer and Secretary

BUCYRUS INTERNATIONAL, INC.

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(10)

Complete and Permanent Release and Retirement Agreement between Registrant and Frank P. Bruno dated August 16, 2006 (incorporated by reference to Exhibit 10.17 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006 (Commission File No. 0-50858)).